UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2022

BridgeBio Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38959	84-1850815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

421 Kipling Street Palo Alto, CA	94301
(Address of principal executive offices)	(Zip Code)

(650) 391-9740

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	BBIO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The proposals set forth below were submitted to the stockholders at the Annual Meeting of Stockholders (the “Annual Meeting”) of BridgeBio Pharma, Inc. (the “Company”) held on June 22, 2022, with each such proposal described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2022.

The number of shares of common stock entitled to vote at the Annual Meeting was 147,692,968. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 133,164,046. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each proposal voted upon are set forth below.

Proposal 1 - Election of Directors

The Company’s stockholders elected the five (5) director nominees below to the Company’s Board of Directors as Class III directors to hold office until the 2025 Annual Meeting of Stockholders of the Company or until their successors are duly elected and qualified.

Director Nominee	Votes For	Votes Withheld
Neil Kumar, Ph.D.	112,924,348	6,096,762
Charles Homcy, M.D.	109,537,091	9,484,019
Douglas A. Dachille	118,514,496	506,614
Ronald J. Daniels	107,002,393	12,018,717
Andrew W. Lo, Ph.D.	111,056,244	7,964,866

There were 14,142,936 broker non-votes regarding this proposal.

Proposal 2 - Non-binding Advisory Vote on Compensation of Named Executive Officers.

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions
89,350,927	29,575,838	94,345

There were 14,142,936 broker non-votes regarding this proposal.

Proposal 3 - Ratification of Appointment of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Abstentions
133,007,825	128,809	27,412

There were zero broker non-votes regarding this proposal.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BridgeBio Pharma, Inc.

Date: June 24, 2022	/s/ Brian C. Stephenson
Brian C. Stephenson
Chief Financial Officer